UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 10, 2006

Municipal Mortgage & Equity, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

621 E Pratt Street, Suite 300, Baltimore, Maryland		21202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On March 10, 2006, the Audit Committee of the Board of Directors (the "Committee") of Municipal Mortgage & Equity, LLC (the "Company") concluded, based upon the recommendation of the Company’s management that certain previously issued financial statements covering the fiscal years ended December 31, 2004, 2003 and 2002, and the quarterly periods within those years, and the first three quarterly periods in the fiscal year ended December 31, 2005 (the "Affected Financial Statements") should be restated to reflect adjustments to correct certain errors therein and summarized below. Accordingly, the Affected Financial Statements with respect to the 2002, 2003 and 2004 fiscal years, should no longer be relied upon. Both the Committee and management have discussed the matters disclosed in this report with the Company's independent registered public accountants.

In reaching this conclusion, the Committee considered the adjustments proposed by management to correct several errors in the Affected Financial Statements that had been identified by management in connection with the Company’s fourth quarter financial reporting processes, including:

• The recognition of syndication fees pursuant to Statement of Position No. 92-1, "Accounting for Real Estate Syndication Income;"

• The recognition of interest income on investments in bonds and loans using properly calculated effective yields and the deferral of their direct origination costs;

• The application of the equity method of accounting related to certain investments in partnerships and the valuation of a related derivative financial instrument; and

• The amortization of mortgage servicing rights.

The Company will restate the applicable Affected Financial Statements in the Company’s annual report on Form 10-K for the year ended December 31, 2005 (the "2005 Annual Report").

The Company is evaluating the effectiveness of its internal controls over financial reporting as of December 31, 2005, as required under Section 404 of the Sarbanes-Oxley Act of 2002. To date, management has identified material weaknesses related to the financial reporting process, including the sufficiency of the resources dedicated to the Company's accounting function. Additional material weaknesses have been identified that relate to the recognition of syndication fees, the application of the equity method of accounting, and the recognition of interest income. Accordingly, the Company expects that management’s report on internal controls over financial reporting to be included in the 2005 Annual Report will indicate that the Company's internal controls over financial reporting as of December 31, 2005 were ineffective due to the aforementioned material weaknesses. Management's assessment is ongoing and may identify additional material weaknesses as part of the process of restating the Affected Financial Statements.

Item 7.01 Regulation FD Disclosure.

On March 10, 2006, the Company issued a press release with respect to the matters discussed in Item 4.02(a) above. The press release is attached to this report as an exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

99 Press release dated March 10, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC

March 16, 2006	By:	Melanie M. Lundquist

Name: Melanie M. Lundquist
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	Press release